Exhibit 10.52

EXECUTION VERSION

MASTER AMENDMENT NO. 8 TO THE U.S. RECEIVABLES LOAN AGREEMENT, U.S. SERVICING AGREEMENT, U.S. RECEIVABLES PURCHASE AGREEMENT AND TRANSACTION DOCUMENTS

This MASTER AMENDMENT NO. 8 TO THE U.S. RECEIVABLES LOAN AGREEMENT, U.S. RECEIVABLES PURCHASE AGREEMENT, U.S. SERVICING AGREEMENT AND TRANSACTION DOCUMENTS, dated as of December 3, 2019 (this “Amendment”), is made among Huntsman Receivables Finance II LLC (the “Company”), a Delaware limited liability company, Huntsman Propylene Oxide LLC, a Texas limited liability company (“Huntsman Propylene”), Huntsman International Fuels LLC, a Texas limited liability company (“Huntsman Fuels”), Huntsman Ethyleneamines LLC, a Texas limited liability company (“Huntsman Ethyl”), Huntsman Petrochemical LLC, a Delaware limited liability company (“Huntsman Petro”), Huntsman Advanced Materials Americas LLC, a Delaware limited liability company (“Huntsman Advanced” and, together with Huntsman Propylene, Huntsman Fuels, Huntsman Ethyl and Huntsman Petro, each a “U.S. Originator” and collectively the “U.S. Originators”), Huntsman International LLC, a limited liability company established under the laws of Delaware (“Huntsman International”), Vantico Group S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (Luxembourg) with its registered office at 51, Boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg (the “Master Servicer”), PNC Bank, National Association (“PNC”) in its capacities as Administrative Agent (the “Administrative Agent”), as Collateral Agent (the “Collateral Agent”), as a Funding Agent (the “PNC Funding Agent”) and as a Committed Lender (the “PNC Committed Lender”), The Toronto-Dominion Bank, as a Funding Agent (the “TD Funding Agent”) and as a Committed Lender (the “TD Committed Lender”), and Reliant Trust, as a Conduit Lender (the “TD Conduit Lender”) (each Conduit Lender and Committed Lender collectively, the “Lenders”).

WHEREAS, the U.S. Originators and Huntsman International, as purchaser, are parties to the U.S. Receivables Purchase Agreement dated as of October 16, 2009 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing U.S. Receivables Purchase Agreement”) relating to the sale of certain Receivables originated by the U.S. Originators;

WHEREAS, the Company, the Master Servicer, the PNC Funding Agent, the PNC Committed Lender, the TD Funding Agent, the TD Committed Lender, the TD Conduit Lender, the Administrative Agent and the Collateral Agent are parties to the U.S. Receivables Loan Agreement, dated as of October 16, 2009 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing U.S. Receivables Loan Agreement”) pursuant to which the Company may from time to time request Loans from the Lenders to, among other things, acquire Receivables;

WHEREAS, the Company, the Master Servicer, the Servicer Guarantor, the Local Servicers, the Administrative Agent and the Collateral Agent are parties to the U.S. Servicing Agreement dated as of October 16, 2009 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing U.S. Servicing Agreement”);

WHEREAS, the Master Servicer has notified the Administrative Agent, the Collateral Agent, the Company and each Funding Agent that (i) each of Huntsman Propylene and Huntsman Fuels (collectively, the “Exiting Originators”) desires to withdraw as an Originator under the U.S. Receivables Purchase Agreement and shall thereafter no longer sell its Receivables to Huntsman International pursuant to the U.S. Receivables Purchase Agreement and (ii) each Exiting Originator and the Company has requested consent to the repurchase by each Exiting Originator, on the Effective Date (as defined below), of the Receivables that were sold by such Exiting Originator prior to the Effective Date, in connection with its withdrawal as an Originator;

WHEREAS, the Master Servicer has notified the Administrative Agent, the Collateral Agent, the Company and each Funding Agent that (i) Huntsman Petro desires to cease selling Receivables originated with respect to the surfactants and chemical intermediates business as further described in the Equity and Asset Purchase Agreement entered into among Huntsman International LLC, Indorama Ventures Holdings L.P. and Indorama Ventures Public Company Limited on August 7, 2019 and to designate the Subject Line of Business as an Excluded Designated Line of Business and shall thereafter no longer sell Receivables originated with respect to the Subject Line of Business to Huntsman International pursuant to the U.S. Receivables Purchase Agreement, (ii) Huntsman Petro desires to temporarily designate certain Obligors that are obligated to make payments both on Receivables with respect to the Subject Line of Business and other Receivables originated by Huntsman Petro as Designated Excluded Obligors (the “Temporary Designated Excluded Obligors”), and (iii) Huntsman Petro and the Company have requested consent to the repurchase by Huntsman Petro, on the Effective Date, of (x) the Receivables that were originated with respect to the Subject Line of Business prior to the Effective Date and (y) without duplication, Receivables the Obligor of which are the Temporary Designated Excluded Obligors originated prior to the Effective Date, in each case in connection with the designation of the Subject Line of Business as an Excluded Designated Line of Business;

WHEREAS, the Company has requested that the Administrative Agent, the Collateral Agent, the Funding Agents and the Lenders agree to amend the Existing U.S. Receivables Loan Agreement, the Existing U.S. Servicing Agreement, the Existing U.S. Receivables Purchase Agreement and the other Transaction Documents on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.         Capitalized terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in Schedule 3 to the Existing U.S. Receivables Loan Agreement.

2.         Withdrawal of each Exiting Originator as an “Originator” under the U.S. Receivables Purchase Agreement.  As of the Effective Date, Purchaser has removed each of Huntsman Propylene and Huntsman Fuels as an “Originator” pursuant to Section 8.05 of the Existing U.S. Receivables Purchase Agreement subject to Section 5 of this Amendment.  The parties agree that upon the effectiveness of this Amendment, all references to the “U.S. Receivables Purchase Agreement” in any Transaction Document shall be to such agreement as amended by this Amendment.

3.         Amendments to the U.S. Servicing Agreement.  The parties to the Existing U.S. Servicing Agreement hereby agree that, as of the Effective Date, clause (d) of the preamble to the Existing U.S. Servicing Agreement shall be and hereby is amended by deleting each of “Huntsman Propylene Oxide LLC, a Texas limited liability company” and “Huntsman International Fuels LLC, a Texas limited liability company” from the definition of “U.S. Originators” and “Local Servicers”.  The parties agree that upon the effectiveness of this Amendment, all references to the “Servicing Agreement” in any Transaction Document shall be to such agreement as amended by this Amendment.

4.         Amendments to the U.S. Receivables Loan Agreement.  The parties to the Existing U.S. Receivables Loan Agreement hereby agree that the Existing U.S. Receivables Loan Agreement shall be and hereby is amended as follows:

(a)        Schedule 1  (Commitments) is hereby amended and restated in its entirety to read as set forth on Schedule 1 hereto.

(b)        Schedule 3  (Definitions) to the Existing U.S. Receivables Loan Agreement is hereby amended as follows:

(i)        The definition of “Aggregate Revenue Recognition Overconcentration Amount” is hereby amended and restated in its entirety to read as follows:

“Aggregate Revenue Recognition Overconcentration Amount” shall mean, on any date of determination, the amount by which the Principal Amount of Pool Receivables which are Eligible Receivables at such date, for which the related products and goods have been shipped to the related Obligor but not delivered to the related Obligor, exceeds 10.0% of the Principal Amount of all Pool Receivables which are Eligible Receivables.

(ii)       The definition of “Approved Obligor Country Overconcentration Limit” is hereby amended and restated in its entirety to read as follows:

“Approved Obligor Country Overconcentration Limit” shall mean, with respect to (i) the United States, 100%, (ii) Canada, 10.0%, (iii) the Netherlands, 10.0% so long as it is an Approved Obligor Country, and otherwise 0.0%, and (iv) any other country, such percentage as may be agreed by the Company, the Administrative Agent and each Funding Agent in writing, in each case, such percentage representing with respect to each such country the maximum aggregate percentage of Receivables that may constitute the Pool Receivables where the related Obligors are residents in such country.

(iii)      The definition of “Approved Originator” is hereby amended and restated in its entirety to read as follows:

“Approved Originator” shall mean Huntsman Ethyleneamines LLC, Huntsman International LLC, Huntsman Advanced Materials Americas LLC, and Huntsman Petrochemical LLC, unless and until any such entity is removed as an Approved Originator pursuant to Section 28 of the U.S. Receivables Loan Agreement; and any entity that may be approved as an Additional Originator pursuant to, and in accordance with, the provisions of Section 27 of the U.S. Receivables Loan Agreement.

(iv)      The definition “Designated Excluded Obligor” is hereby amended and restated in its entirety to read as follows:

“Designated Excluded Obligor” means an Obligor that would otherwise be an Eligible Obligor hereunder that satisfies each of the following criteria: (i) is identified as a Designated Excluded Obligor on Schedule 14 to the U.S. Receivables Loan Agreement, as the same may be modified or supplemented from time to time with ten (10) days prior notice to the Administrative Agent, (ii) such designation was not undertaken by the Company for reasons relating to the credit quality of the related Obligor’s Receivables or in order to manipulate the pool characteristics of the Pool Receivables, (iii) as of the end of the Business Day immediately preceding the related Exclusion Date, the average daily aggregate Principal Amount of all Receivables owing by such Obligor for the twelve month period then ended does not exceed 5.0% of the aggregate Principal Amount of all Pool Receivables as of the end of such Business Day; provided, however that an Obligor may cease to be a Designated Excluded Obligor with the written consent of the Administrative Agent.  For the avoidance of doubt, if on any Exclusion Date any such Eligible Obligor fails to satisfy any of the foregoing criteria, it shall not constitute a Designated Excluded Obligor.

(v)       The definition “Excluded Line of Business” is hereby amended and restated in its entirety to read as follows:

“Excluded Designated Line of Business” shall mean the Textile Effects division of Huntsman International, the PU Terol line of business, the surfactants and chemical intermediates business as further described in the Equity and Asset Purchase Agreement entered into among Huntsman International LLC, Indorama Ventures Holdings L.P. and Indorama Ventures Public Company Limited on August 7, 2019, (“the Subject Line of Business”) and any Designated Line of Business that (i) is identified by notice given pursuant to Section 28(b)(iv) of the U.S. Receivables Loan Agreement as an “Excluded Designated Line of Business” and at such time of designation each of the other conditions set forth in Section 28(b) of the U.S. Receivables Loan Agreement are satisfied and (ii) has not ceased to be an Excluded Designated Line of Business pursuant to Section 28(e).

(vi)      The definition “Potential Offset Amount” is hereby amended and restated in its entirety to read as follows:

“Potential Offset Amount” shall mean an amount determined by the Local Servicer and equal to the amount of any known potential offset,

counterclaim, or defense with respect to an Eligible Receivable, and further aggregated by the Master Servicer for the purposes of calculating the Aggregate Receivable Amount, provided, however, that so long as Huntsman International maintains a long-term credit or corporate family (as applicable) rating by any two of S&P, Moody’s or Fitch of at least “BB”, “Ba2” or “BB”, respectively, the Master Servicer shall only be required to calculate the Potential Offset Amount with respect to the 20 largest vendors (measured by account payable balances) of Huntsman International and its Subsidiaries in the United States.

(vii)     Schedule 3 is further amended by inserting the following defined terms in the appropriate alphabetical sequence to read as follows:

“Transaction Sale Date” means the date identified by the Company as the closing date for the sale of the Subject Line of Business by Huntsman Petrochemical LLC in a written notice delivered to the Administrative Agent and including a certification that (i) the Aggregate Principal Balance shall not exceed the Aggregate Commitment effective as of the Transaction Sale Date, (ii) all of the representations and warranties made by each of the Company, the Master Servicer and each Originator in each Transaction Document to which it is a party are true and correct in all material respects on and as of the Transaction Sale Date as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date), (iii) attached thereto is an updated Schedule 14 (Designated Excluded Obligor) effective as of the Transaction Sale Date, and (iv) attached thereto is a pro forma Monthly Settlement Report after giving effect to the purchase by the Company of any Receivables with respect to any previously Designated Excluded Obligors that are, as of the Transaction Sale Date, Eligible Obligors.

(c)        Schedule 14 (Designated Excluded Obligor) is hereby amended and restated in its entirety to read as set forth on Schedule 14 hereto.

The parties hereto agree that upon the effectiveness of this Amendment, all references to the “U.S. Receivables Loan Agreement” in any Transaction Document shall be to such agreement as amended by this Amendment.

5.         Representations and Certifications with respect to Withdrawal of Exiting Originators and designation of Excluded Line of Business.  In connection with the withdrawal of the Exiting Originators as Originators and the cessation of sales of Receivables originated with respect to the Subject Line of Business, (i) pursuant to Section 28(a)(iii) and Section 28(b)(iii) of the Existing U.S. Receivables Loan Agreement, each of the Company and the Master Servicer represents and warrants that no Program Termination Event or Potential Termination Event has occurred and is continuing on the date hereof or would occur as a result of the removal and termination of the Exiting Originators and the cessation of the sales of Receivables with respect to the Subject Line of Business, (ii) pursuant to Section 28(a)(iv) and Section 28(b)(iv) of the Existing U.S. Receivables Loan Agreement, the

Master Servicer certifies that after giving effect to the removal and termination of the Exiting Originators and the cessation of the sales of Receivables originated with respect to the Subject Line of Business, the Target Receivables Amount will be equal to or less than the Aggregate Receivables Amount, and (iii) pursuant to Section 28(b)(v) of the Existing U.S. Receivables Loan Agreement, the Master Servicer certifies that attached hereto as Exhibit A is an updated list of all Designated Lines of Business that are designated as Excluded Designated Lines of Business as of the Effective Date.

6.         Continuing Obligation.  Pursuant to Section 28(d) of the Existing U.S. Receivables Loan Agreement and Section 8.05 of the Existing U.S. Receivables Purchase Agreement, (i) each Exiting Originator hereby covenants and agrees that, to the extent not repurchased by such Exiting Obligor in connection with its removal as an Obligor, it shall have a continuing obligation in respect of the Receivables sold by such Exiting Originator pursuant to the Existing U.S. Receivables Purchase Agreement (including making Originator Dilution Adjustment Payments, Originator Adjustment Payments and any payments in respect of indemnification) and such continuing obligation shall be unaffected by its removal and termination as an Originator under the Existing U.S. Receivables Purchase Agreement and (ii) Huntsman Petro hereby covenants and agrees that to the extent not repurchased by Huntsman Petro in connection with the cessation of sales of receivables originated in the Subject Line of Business, it shall have a continuing obligation in respect of the Receivables with respect to the Subject Line of Business sold pursuant to the Existing U.S. Receivables Purchase Agreement (including making Originator Dilution Adjustment Payments, Originator Adjustment Payments and any payments in respect of indemnification) and such continuing obligation shall be unaffected by the designation of such Subject Line of Business as an Excluded Designated Line of Business under the Existing U.S. Receivables Purchase Agreement.

7.         Consent to Withdrawal of Exiting Originators as Originators and Repurchase of Receivables with respect to the Subject Line of Business.  Pursuant to Section 28(a)(ii) of the Existing U.S. Receivables Loan Agreement, the Administrative Agent and each Funding Agent hereby consents to (i) the withdrawal of each Exiting Originator as an Originator, (ii) the cessation of sales of Receivables originated with respect to the Subject Line of Business, (iii) the repurchase by each Exiting Originator of the Purchased Receivables originated by it, (iv) the repurchase by Huntsman Petro of the Receivables with respect to the Subject Line of Business, and (v) the repurchase by Huntsman Petro of the Receivables the Obligor of which is a Temporary Designated Excluded Obligor, in each case as of the Effective Date.  This consent is limited to the matters expressly set forth above.

8.         Conditions Precedent.  This Amendment shall become effective on the date the Administrative Agent or its counsel is in receipt of the following (the “Effective Date”):

(i)         this Amendment duly executed by each of the parties hereto;

(ii)       executed copies of the Reconveyance and Repurchase Agreement with respect to the repurchase of certain Receivables by each Exiting Originator and Huntsman Petro, as applicable;

(iii)      executed copies of account novation agreements with respect to accounts ending in 6624 and 6683;

(iv)       UCC-3 termination statements with respect to the Exiting Originators and UCC-3 partial release statement with respect to the Subject Line of Business; and

(v)        a  pro forma Monthly Settlement Report after giving effect to the removal and termination of the Exiting Originators and the cessation of the sales of Receivables originated with respect to the Subject Line of Business certified by a Responsible Officer of the Master Servicer.

9.         Miscellaneous.

9.1       Each of the parties hereto hereby consents, acknowledges and agrees to the amendments set forth in Sections 2,  3, and 4 of this Amendment and the representations, agreements and covenants set forth in Sections 5, 6 and 7  hereof.  Huntsman International, as Servicer Guarantor, hereby expressly affirms its obligations under the Transaction Documents.

9.2       Except as expressly amended by this Amendment, each of the U.S. Receivables Loan Agreement, the U.S. Receivables Purchase Agreement, the U.S. Servicing Agreement and each other Transaction Document is ratified and confirmed in all respects and the terms, provisions and conditions thereof are and shall remain in full force and effect.  The parties hereto agree that this Amendment shall constitute a Transaction Document.

9.3       THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.4       This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.  Delivery (by fax or email) of a facsimile signature on the signature page of this Agreement shall be effective as delivery of an original signature thereof.

9.5       The provisions of Sections 37.1, 37.2, 37.21 and 37.22 of the Existing U.S. Receivables Loan Agreement shall apply hereto, mutatis mutandis, as if set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE II LLC

By:	/s/ Claire Mei
	Name:	Claire Mei
	Title:	Vice President and Treasurer

VANTICO GROUP S.À R.L.

By:	/s/ Joseph J. Hambor
	Name:	Joseph J. Hambor
	Title:	Authorized Signatory

HUNTSMAN INTERNATIONAL LLC

By:	/s/ Claire Mei
	Name:	Claire Mei
	Title:	Vice President and Treasurer

HUNTSMAN PROPYLENE OXIDE LLC, as Exiting Originator

By:	/s/ Claire Mei
	Name:	Claire Mei
	Title:	Vice President and Treasurer

HUNTSMAN INTERNATIONAL FUELS LLC, as Exiting Originator

By:	/s/ Claire Mei
	Name:	Claire Mei
	Title:	Vice President and Treasurer

HUNTSMAN ETHYLENEAMINES LLC

By:	/s/ Claire Mei
	Name:	Claire Mei
	Title:	Vice President and Treasurer

[Master Amendment No. 8 Signature Page]

HUNTSMAN PETROCHEMICAL LLC

By:	/s/ Claire Mei
	Name:	Claire Mei
	Title:	Vice President and Treasurer

HUNTSMAN ADVANCED MATERIALS AMERICAS LLC

By:	/s/ Claire Mei
	Name:	Claire Mei
	Title:	Vice President and Treasurer

[Master Amendment No. 8 Signature Page]

PNC BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Funding Agent, as a Committed Lender, and as an Issuing Bank

By:	/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

[Master Amendment No. 8 Signature Page]

RELIANT TRUST,
as a Conduit Lender

By: Computershare Trust Company of Canada, in its
capacity as trustee of Reliant Trust, by its U.S. Financial
Services Agent, The Toronto-Dominion Bank

By:	/s/ Luna Mills
	Name:	Luna Mills
	Title:	Managing Director

THE TORONTO DOMINION BANK,
as a Funding Agent and as a Committed Lender

By:	/s/ Luna Mills
	Name:	Luna Mills
	Title:	Managing Director

[Master Amendment No. 8 Signature Page]

SCHEDULE 1

COMMITMENTS

Commitments and Lender Groups

Funding Agent	Conduit Lender, if any	Committed Lender	Lender Group Commitment
PNC Bank, National Association		PNC Bank, National Association	Prior to the Transaction Sale Date, $165,000,000, and on and after the Transaction Sale Date, $100,000,000
The Toronto-Dominion Bank	Reliant Trust	The Toronto-Dominion Bank	Prior to the Transaction Sale Date, $85,000,000, and on and after the Transaction Sale Date, $50,000,000